EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION


     In connection with the Report of Medivisor, Inc. (the "Company") on Form 10, Amendment #1 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Candido Dino Luzzi, Chief Executive Officer/President of the Company and I, Darren Cioffi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 17, 2008                By: /s/ CANDIDO DINO LUZZI
                                        _________________________________
                                            Candido Dino Luzzi
                                            Chief Executive Officer/President


Date: April 17, 2008                By: /s/ DARREN CIOFFI
                                        _________________________________
                                            Darren Cioffi
                                            Chief Financial Officer